                                                                   EXHIBIT 99.2


                           GREAT PLAINS SOFTWARE, INC.
          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed balance sheet as of February 29, 2000 and the unaudited pro forma combined condensed income statements for the nine months ended February 29, 2000 and for the year ended May 31, 1999 give the effect of the acquisition of FRx as if it occurred on February 29, 2000 for the purposes of the balance sheet and as of June 1, 1999 and June 1, 1998, respectively, for purposes of the income statements. The unaudited pro forma information is based on the historical financial statements of Great Plains and FRx, giving effect to the transaction under the purchase method of accounting and the assumptions of adjustments in the accompanying notes to the unaudited pro forma combined condensed financial statements.

         On March 17, 2000, Great Plains acquired FRx by the issuance of approximately 786,000 shares of Great Plains common stock and $12,250,000 in cash. The value of Great Plains common stock issued in determining total consideration in these pro forma statements was calculated using the average Great Plains common stock price shortly before and after the announcement of the acquisition of FRx.

         Great Plains has a fiscal year end of May 31 while FRx had, prior to being acquired by Great Plains, a fiscal year end of June 30. As a result, the unaudited pro forma combined balance sheet includes FRx's unaudited balance sheet as of December 31, 1999. The unaudited pro forma combined condensed income statement for the nine months ended February 29, 2000 includes FRx's unaudited income statement for the nine months ended December 31, 1999. The unaudited pro forma combined condensed income statement for the year ended May 31, 1999 includes FRx's unaudited income statement for the twelve months ended March 31, 1999.

         Great Plains' management has prepared the unaudited pro forma combined condensed financial statements based upon the financial information of Great Plains and FRx. The pro forma adjustments are based on estimates and assumptions at the time of the filing of this Form 8-K that Great Plains and FRx believe are reasonable. The fair value of the consideration will be allocated to the assets and liabilities acquired based upon the fair values of those assets and liabilities at the effective time of the acquisition. The estimates and assumptions used for the allocation of assets and liabilities in these unaudited pro forma combined condensed financial statements will be adjusted upon issuance of the final valuation report.

         The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would actually have been reported had the acquisition been in effect during these periods or results which may be reported in the future. These unaudited pro forma combined condensed financial statements should be read in conjunction with the accompanying notes thereto and the audited and unaudited financial statements and related notes of Great Plains contained in Great Plains' registration statement on Form S-4 filed May 17, 2000 (SEC File No. 333-37188) and of FRx contained herein.

                           GREAT PLAINS SOFTWARE, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                FEBRUARY 29, 2000
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       GREAT                          PRO FORMA           PRO FORMA
                                                      PLAINS           FRx           ADJUSTMENTS           COMBINED
                                                    ------------   -------------    --------------      ---------------
Assets:
  Current assets:
  Cash and cash equivalents                            $ 28,092         $ 5,789         $ (12,254) (a)        $ 21,627
  Investments                                            63,564                                                 63,564
  Accounts receivable, net                               30,473           3,616              (270) (b)          33,819
  Deferred income tax assets                              6,049             499                                  6,548
  Other current assets                                    6,904             799                                  7,703
                                                    ------------   -------------    --------------      ---------------
     Total current assets                               135,082          10,703           (12,524)             133,261
  Property and equipment, net                            40,362           1,671                                 42,033
  Goodwill and other intangibles, net                    94,398                            77,839  (d)         172,237
  Deferred income tax assets                              3,113             319                                  3,432
  Other assets                                           11,694             294            (5,000) (e)           6,988
                                                    ------------   -------------    --------------      ---------------
     Total assets                                     $ 284,649        $ 12,987          $ 60,315            $ 357,951
                                                    ============   =============    ==============      ===============

Liabilities and stockholders' equity:
  Current liabilities:
  Accounts payable                                     $  7,465         $   301           $  (270) (b)         $ 7,496
  Accrued expenses                                       23,272           1,915                                 25,187
  Deferred revenue                                       39,876           5,252            (1,651) (b)          43,477
  Current portion of long-term debt
     and capital leases                                   1,824             556                                  2,380
                                                    ------------   -------------    --------------      ---------------
     Total current liabilities                           72,437           8,024            (1,921)              78,540
  Long-term liabilities:
  Deferred income tax liabilities                         2,869                             7,076  (d)           9,945
  Long-term debt and capital leases,
     net of current portion                               6,608             579                                  7,187
                                                    ------------   -------------    --------------      ---------------
     Total liabilities                                   81,914           8,603             5,155               95,672

Mandatorily redeemable preferred stock                                    5,724            (5,724) (f)              --
Stockholders' equity (deficit):
  Preferred stock                                                             6                (6) (f)
  Common stock                                              165              59               (51) (f)             173
  Treasury stock                                                           (124)              124  (f)              --
  Additional paid-in capital                            181,322             324            59,212  (f)         240,858
  Deferred compensation                                                    (311)              311  (f)
  Accumulated other comprehensive loss                   (1,252)                                                (1,252)
  Retained earnings (deficits)                           22,500          (1,294)            1,294  (f)          22,500
                                                    ------------   -------------    --------------      ---------------
     Total stockholders' equity (deficit)               202,735          (1,340)           60,884              262,279
                                                    ------------   -------------    --------------      ---------------
Total liabilities and stockholders' equity             $284,649        $ 12,987          $ 60,315            $ 357,951
                                                    ============   =============    ==============      ===============

                           GREAT PLAINS SOFTWARE, INC.
                  PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                      FOR TWELVE MONTHS ENDED MAY 31, 1999
                (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                      GREAT                           PRO FORMA           PRO FORMA
                                                     PLAINS            FRx           ADJUSTMENTS          COMBINED
                                                   ------------   --------------    --------------      --------------
Revenues:
   License                                            $ 79,685         $  9,091         $  (2,305) (b)       $ 86,471
   Service                                              55,222            7,298              (719) (b)         61,801
                                                   ------------   --------------    --------------      --------------
Total revenues                                         134,907           16,389            (3,024)            148,272

Cost of revenues:
   License                                              19,355              116            (2,305) (b)         17,166
   Service                                              18,350            4,574              (719) (b)         22,205
                                                   ------------   --------------    --------------      --------------
Total cost of revenues                                  37,705            4,690            (3,024)             39,371
                                                   ------------   --------------    --------------      --------------
Gross profit                                            97,202           11,699                --             108,901

Operating expenses:
   Sales and marketing                                  47,845            5,061                                52,906
   Research and development                             19,486            5,349                                24,835
   General and administrative                           11,080            2,561                                13,641
   Amortization of acquired intangibles                  1,078                             15,568  (g)         16,646
                                                   ------------   --------------    --------------      --------------
Total operating expenses                                79,489           12,971            15,568             108,028
                                                   ------------   --------------    --------------      --------------
Operating income (loss)                                 17,713           (1,272)          (15,568)                873

Other income (expense), net                              3,592              (44)             (613) (h)          2,935
                                                   ------------   --------------    --------------      --------------
Income (loss) before income taxes                       21,305           (1,316)          (16,181)              3,808

   Income tax provision (benefit)                        8,520             (558)           (1,660) (c)          6,302
                                                   ------------   --------------    --------------      --------------
Net income (loss)                                     $ 12,785          $  (758)        $ (14,521)           $ (2,494)
                                                   ============   ==============    ==============      ==============

Basic EPS                                              $  0.90                                               $  (0.17)
Diluted EPS                                            $  0.86                                               $  (0.17)

Shares used in computing basic EPS                  14,231,102                                             15,017,195
Shares used in computing diluted EPS                14,872,579                                             15,017,195

                           GREAT PLAINS SOFTWARE, INC.
                  PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                     FOR NINE MONTHS ENDED FEBRUARY 29, 2000
                (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                     GREAT                           PRO FORMA           PRO FORMA
                                                    PLAINS            FRx           ADJUSTMENTS          COMBINED
                                                  ------------   --------------    ---------------     --------------
Revenues:
   License                                           $ 75,766          $ 6,523           $ (1,712) (b)       $80,577
   Service                                             59,525            8,046             (1,255) (b)        66,316

                                                  ------------   --------------    ---------------     --------------
Total revenues                                        135,291           14,569             (2,967)           146,893

Cost of revenues:
   License                                             18,927              122             (1,712) (b)        17,337
   Service                                             22,054            4,694             (1,255)  (b)       25,493
   Amortization of acquired intangibles                   284               --                                   284
                                                  ------------   --------------    ---------------     --------------
Total cost of revenues                                 41,265            4,816             (2,967)            43,114

                                                  ------------   --------------    ---------------     --------------
Gross profit                                           94,026            9,753                               103,779

Operating expenses:
   Sales and marketing                                 45,396            4,795                                50,191
   Research and development                            21,917            5,254                                27,171
   General and administrative                          11,758            1,612                                13,370
   Amortization of acquired intangibles                 2,585                              11,676  (g)        14,261
                                                  ------------   --------------    ---------------     --------------
Total operating expenses                               81,656           11,661             11,676            104,993

                                                  ------------   --------------    ---------------     --------------
Operating income (loss)                                12,370           (1,908)           (11,676)            (1,214)

Other income (expense), net                             4,257               35               (460) (h)         3,832

                                                  ------------   --------------    ---------------     --------------
Income (loss) before income taxes                      16,627           (1,873)           (12,136)             2,618

   Income tax provision (benefit)                       8,645             (751)            (1,245) (c)         6,649

                                                  ------------   --------------    ---------------     --------------
Net income (loss)                                    $  7,982         $ (1,122)         $ (10,891)         $  (4,031)
                                                  ============   ==============    ===============     ==============

Basic EPS                                             $  0.51                                              $   (0.25)
Diluted EPS                                           $  0.49                                              $   (0.25)

Shares used in computing basic EPS                 15,639,805                                             16,425,898
Shares used in computing diluted EPS               16,356,893                                             16,425,898

                           GREAT PLAINS SOFTWARE, INC.
                      NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS

1.       Basis of Pro Forma Presentation

         The unaudited pro forma combined condensed financial statements of Great Plains have been prepared on the basis of assumptions relating to the allocation of consideration paid to the assets and liabilities of FRx based on preliminary estimates. The actual allocation of the amount of the consideration may differ from that reflected in these unaudited pro forma combined condensed financial statements after valuations and other procedures have been completed. Below are tables of the estimated acquisition costs, estimated purchase price allocation and estimated amortization of acquired intangible assets for FRx (in thousands):

                  Estimated acquisition price:
                  Value of securities issued                                            $      59,544
                  Cash consideration paid                                                      12,254
                                                                                        -------------
                                                                                               71,798
                  Deferred tax liability                                                        7,076
                                                                                        -------------
                  Total                                                                 $      78,874
                                                                                        -------------
                  Estimated purchase price allocation:
                  Tangible and intangible net assets acquired                           $       1,035
                  Goodwill                                                                     60,149
                  Non-compete agreements                                                        2,520
                  Other identifiable intangible assets                                         15,170
                                                                                        -------------
                  Total                                                                 $      78,874
                                                                                        -------------
                  Estimated amortization of goodwill, non-compete agreements and other identifiable intangible assets (based on amortization period of five years)
                  For the twelve months ended May 31, 1999                              $      15,568
                                                                                        -------------
                  For the nine months ended February 29, 2000                           $      11,676
                                                                                        -------------

2.       Pro Forma Adjustments

     (a) Adjustment to reflect the cash portion of the consideration paid for the acquisition of FRx. The value of the Great Plains common stock issued was calculated using the average Great Plains common stock price shortly before and after the announcement of the acquisition of FRx.

     (b) Adjustments represent the elimination of intercompany activity between Great Plains and FRx, including such items as accounts receivable, accounts payable, deferred revenues, revenues and cost of revenues.

     (c) Income tax expense adjustment is the result of a tax benefit equal to 40% of the lost interest income and recognition of the reduction of the deferred tax liability associated with the amortization of the estimated acquired identifiable intangible assets associated with the acquisition of FRx.

     (d) Goodwill and other intangible asset adjustments represent the consideration paid in excess of the fair value of net assets acquired. The allocation of the goodwill and intangible assets and the related deferred tax liabilities are preliminary and the actual allocation could differ when the appraisal by a third party is completed. In addition, subsequent changes to the net asset/liability position from the pro forma dates presented will have an impact on the goodwill and acquired intangible assets and the related amortization.

     (e) Eliminates the investment Great Plains had in FRx prior to the acquisition.

     (f) Adjustments to reflect the removal of the existing equity and replace with the stock consideration provided for the acquisition of FRx. The value of Great Plains common stock issued was calculated using the average Great Plains common stock price shortly before and after the announcement of the acquisition of FRx.

     (g) Amount represents the amortization of goodwill and other acquired intangibles related to the acquisition of FRx based on an estimated life of five years. In addition, subsequent changes to the net asset/liability position from the pro forma dates presented will have an impact on the goodwill and acquired intangible assets and the related amortization.

     (h) Adjustments represent the interest income lost at an assumed investment rate of 5% due to the cash paid for the acquisition of FRx.